Exhibit 10.33
INNOVATE CORP.

RESTRICTED STOCK UNIT AWARD AGREEMENT

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (the “Agreement”), is made effective as of [DATE] (hereinafter the “Date of Grant”), between INNOVATE Corp. (the “Company”), and [NAME] (the “Participant”).

RECITALS:
WHEREAS, the Company has adopted the INNOVATE Corp. Second Amended and Restated 2014 Omnibus Equity Award Plan (as amended or amended and restated from time to time, the “Plan”), pursuant to which awards of Restricted Stock Units may be granted; and
WHEREAS, the Participant is currently an employee of the Company or any of its subsidiaries; and
WHEREAS, the Compensation Committee of the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to grant to the Participant an award of Restricted Stock Units as provided herein and subject to the terms set forth herein.
NOW THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:
1.    Grant of Restricted Stock Units. The Company hereby grants on the Date of Grant to the Participant a total of [•] restricted stock units (the “RSUs”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan. The RSUs shall vest and be settled in accordance with Section 3 hereof.
2.    Incorporation by Reference, etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. In the event of a conflict between the Plan and this Agreement, the terms and conditions of the Plan shall govern. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

3.    Terms and Conditions.
(a)    Vesting and Forfeiture. Except as otherwise provided in the Plan and this Agreement (or as otherwise provided in an employment, consulting or other written agreement between the Participant and the Company or any of its subsidiaries), the RSUs shall vest and become non-forfeitable as follows: [•] of the RSUs shall vest on [•], 20[•], [•] of the RSUs shall vest on [•], 20[•], and [•] of the RSUs shall vest on [•], 20[•] (each such date, a “Vesting Date”). The vesting of the RSUs pursuant to this Section 3(a) is contingent upon the Participant’s continued service to the Company through the Vesting Date.
(b)    Transfer Restrictions; Holding Requirement. Prior to the Vesting Date, the RSUs granted hereunder may not be sold, pledged, loaned, gifted or otherwise transferred (other than by will or the laws of descent and distribution) and may not be subject to lien, garnishment, attachment or other legal process. In addition, the Participant agrees to comply with any written holding requirement policy adopted by the Company for employees in respect of any shares of Common Stock delivered in connection with the settlement of the RSUs.
(c)    Settlement. Any RSUs that become vested and non-forfeitable in accordance with Section 3(a) of this Agreement shall be settled, unless otherwise determined by the Committee, by the Company through the delivery to the Participant of a number of shares of Common Stock equal to the number of RSUs that vested and became non-forfeitable by no later than March 15 of the calendar year following the calendar year in which the Vesting Date occurs. As a condition to the receipt of any shares of Common Stock issuable in respect of vested RSUs, the Participant shall at the request of the Company deliver to the Company one or more stock powers, duly endorsed in blank, relating to such shares of Common Stock.
(d)    Effect of Termination of Service. Except as otherwise provided below (or as otherwise provided in an employment, consulting or other written agreement between the Participant and the Company or any of its subsidiaries), if the Participant’s employment with the Company and its subsidiaries terminates prior to the Vesting Date for any reason, the RSUs shall be forfeited without consideration to the Participant on the date of termination of employment. Notwithstanding anything to the contrary herein, if the Participant’s employment with the Company and its subsidiaries terminates prior to the Vesting Date due to death or Disability, the RSUs shall immediately become fully vested upon such termination of employment.
(e)    Rights as a Stockholder; Dividends. The Participant shall not have any privileges of a stockholder of the Company with respect to any RSUs,

including without limitation any right to vote any shares of Common Stock underlying such RSUs, unless and until shares of Common Stock underlying the RSUs are delivered to the Participant in accordance with Section 3(c) hereof. If on any date while RSUs are outstanding the Company shall pay any dividend on the shares of Common Stock (other than a dividend payable in shares of Common Stock), the number of RSUs granted to the Participant shall, as of the record date for such dividend payment, be increased by a number of RSUs equal to: (a) the product of (x) the number of RSUs held by the Participant as of such record date, multiplied by (y) the per share of Common Stock amount of any cash dividend (or, in the case of any dividend payable, in whole or in part, other than in cash, the per share of Common Stock value of such dividend, as determined in good faith by the Company), divided by (b) the average closing price of a share of Common Stock on the New York Stock Exchange on the twenty (20) trading days preceding, but not including, such record date. In the case of any dividend declared on shares of Common Stock that is payable in the form of shares of Common Stock, the number of RSUs granted to the Participant shall be increased by a number equal to the product of (1) the aggregate number of RSUs held by the Participant on the record date for such dividend, multiplied by (2) the number of shares of Common Stock (including any fraction thereof) payable as a dividend on a share of Common Stock. Such dividends shall only be distributed or paid to the extent that the underlying RSUs vest and are settled into shares of Common Stock in accordance with Section 3(c) hereof. In no event shall the Participant be entitled to any payments or distributions relating to dividends paid after the earlier to occur of the settlement or forfeiture of the applicable RSUs and, for the avoidance of doubt, all accumulated dividends shall be forfeited immediately upon the forfeiture or cancellation of the underlying RSUs or applicable portion thereof.
(f)    Taxes and Withholding. The Participant shall be responsible for all income taxes payable in respect of the RSUs. Upon the issuance of any shares of Common Stock underlying the RSUs, the Participant shall be required to pay to the Company, and the Company shall have the right and is hereby authorized to withhold any cash, shares of Common Stock, other securities or other property deliverable under the RSUs or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of the RSUs, and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes, if applicable. In addition, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest and which would not result in adverse accounting to the Company) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the vesting and settlement of the RSUs, a number of shares with a Fair Market Value equal to such withholding liability (but not to exceed an amount that would result in adverse accounting to the Company). The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company will, to the extent permitted by law, have the right to deduct any such withholding taxes from any payment of any kind otherwise due to Participant.
4.    Miscellaneous.
(a)    Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:
if to the Company:

INNOVATE Corp.
Attn: Chief Financial Officer
295 Madison Avenue, 12th Floor
New York, NY 10017
E-mail: Legal@INNOVATEcorp.com

if to the Participant, at the Participant’s last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.
(b)    Clawback/Forfeiture. If the Participant receives any amount in excess of what the Participant should have received with respect to the RSUs for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company upon 30 days prior written demand by the Committee. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act), the RSUs, and any

property paid or issued in respect of any portion of the RSUs, shall be subject to any required clawback, forfeiture or similar requirement.
(c)    Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.
(d)    No Rights to Service. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the rights of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.
(e)    Bound by Plan. By signing this Agreement, the Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.
(f)    Beneficiary. The Participant may file with the Committee a written designation of a beneficiary on Exhibit A hereto or on such other form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
(g)    Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.
(h)    Section 409A. It is intended that the RSUs be exempt from or comply with Section 409A of the Code and this Agreement shall be interpreted consistent therewith. This Agreement is subject to Section 15(u) of the Plan.
(i)    Electronic Delivery. By executing this Agreement, the Participant hereby consents to the electronic delivery of prospectuses, annual reports and other information required to be delivered by Securities and Exchange Commission rules. This consent may be revoked in writing by the Participant at any time upon three business days’ notice to the Company, in which case subsequent prospectuses, annual reports and other information will be delivered in hard copy to the Participant.

(j)    Securities Laws. The Participant agrees that the obligation of the Company to issue RSUs shall also be subject, as conditions precedent, to compliance with applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, state securities or corporation laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company’s securities shall be listed.
(k)    Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.
(l)    Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.
(m)    Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.
(n)    Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signatures on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant.
INNOVATE Corp.

By:
    Michael J. Sena
    Chief Financial Officer
    Dated:

Participant

Printed Name:
Dated:

[Signature page to Restricted Stock Unit Award Agreement of [NAME]]

EXHIBIT A
TO
INNOVATE CORP.
RESTRICTED STOCK UNIT AWARD AGREEMENT
OF [PARTICIPANT NAME]
DATED AS OF [DATE]

BENEFICIARY DESIGNATION

Pursuant to paragraph 4(f) of this Restricted Stock Unit Agreement (this “Agreement”), you may designate a beneficiary on a form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation.

Should you wish to designate a beneficiary, please provide the following information for each person named:

Name:                             Date of Birth:
Relationship:
Share percentage:

Name:                             Date of Birth:
Relationship:
Share percentage:

Name:                             Date of Birth:
Relationship:
Share percentage:

Name:                             Date of Birth:
Relationship:
Share percentage:

Total percentage (must add up to 100%):

Signature:

                                    Dated: ________________
Printed Name:

This Beneficiary Designation rescinds and changes any designation which you might have submitted previously.

You understand that in the event you do not designate the share percentages above, the share percentages shall be distributed equally among the listed beneficiaries. You understand that in the event not all beneficiaries survive you, the interest of the non-surviving beneficiaries shall be shared by the surviving beneficiaries in proportion to the share percentage otherwise allocated to them. You also understand that in the event you do not designate a beneficiary or all your beneficiaries do not survive you, the award pursuant to this Agreement shall revert to your estate in accordance with the applicable laws of descent and distribution.